Significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Basis of preparation
(a)	Basis of preparation

The consolidated financial statements comprise the Group and the Group’s interest in associates and joint ventures.

The measurement basis used in the preparation of the financial statements is the historical cost basis except that the following assets and liabilities are stated at their fair value as explained in the accounting policies set out below:

•	other equity instrument investments (see Note 2(f));

•	other non-current financial assets (see Note 2(f));

•	other financial assets (see Note 2(f)); and

•	derivative financial instruments (see Note 2(g)).

Non-current assets and disposal groups held for sale are stated at the lower of carrying amount and fair value less costs to sell (see Note 2(r)).

The preparation of financial statements in conformity with IFRSs requires management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgements about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

Judgements made by management in the application of IFRSs that have significant effect on the financial statements and major sources of estimation uncertainty are discussed in Note 3.

Changes in accounting policies
(b)	Changes in accounting policies

The IASB has issued a number of new IFRSs and amendments to IFRSs that are first effective for the current accounting period of the Group. Of these, the following developments are relevant to the Group’s financial statements:

•	IFRS 9, Financial instruments

•	IFRS 15, Revenue from contracts with customers

•	IFRIC 22, Foreign currency transactions and advance consideration

The Group has not applied any new standard or interpretation that is not yet effective for the current accounting year.

(i)	IFRS 9, Financial instruments

IFRS 9 replaces IAS 39, Financial instruments: recognition and measurement. It sets out the requirements for recognising and measuring financial assets, financial liabilities and some contracts to buy or sell non-financial items.

The Group has applied IFRS 9 retrospectively to items that existed at January 1, 2018 in accordance with the transition requirements. The Group has recognised the cumulative effect of initial application as an adjustment to the opening equity at January 1, 2018. Therefore, comparative information continues to be reported under IAS 39.

The following table summarises the impact of transition to IFRS 9 on retained earnings and reserves and the related tax impact at January 1, 2018.

Retained earnings	RMB million
Transferred from fair value reserve (recycling) relating to financial assets now measured at fair value through profit or loss (FVPL)	30
Remeasurement of other investments in equity securities now measured at FVPL at January 1, 2018	23
Related tax	(5)
Effect of the above changes on non-controlling interests	(8)

Net increase in retained earnings at January 1, 2018	40

Fair value reserve (recycling)
Transferred to retained earnings relating to financial assets now measured at FVPL	(30)
Transferred to fair value reserve (non-recycling) relating to equity securities now measured at fair value through other comprehensive income (FVOCI)	(210)

Net decrease in fair value reserve (recycling) at January 1, 2018	(240)

Fair value reserve (non-recycling)
Transfer and remeasurement effect of other investments in equity securities now measured at FVOCI at January 1, 2018	334
Related tax	(31)

Net increase in fair value reserve (non-recycling) at January 1, 2018	303

Non-controlling interests
Remeasurement of other investments in equity securities now measured at FVPL in non-controlling interests at January 1, 2018	8

Further details of the nature and effect of the changes to previous accounting policies and the transition approach are set out below:

(a)	Classification of financial assets and financial liabilities

IFRS 9 categories financial assets into three principal classification categories: measured at amortised cost, at FVOCI and at FVPL. These supersede IAS 39’s categories of held-to-maturity investments, loans and receivables, available-for-sale financial assets and financial assets measured at FVPL. The classification of financial assets under IFRS 9 is based on the business model under which the financial asset is managed and its contractual cash flow characteristics. Under IFRS 9, derivatives embedded in contracts where the host is a financial asset in the scope of the standard are not separated from the host. Instead, the hybrid instrument as a whole is assessed for classification.

The following table shows the original measurement categories for each class of the Group’s financial assets under IAS 39 and reconciles the carrying amounts of those financial assets determined in accordance with IAS 39 to those determined in accordance with IFRS 9.

	IAS 39 carrying amount at December 31, 2017	Reclassification	Remeasurement	IFRS 9 carrying amount at January 1, 2018
	RMB million	RMB million	RMB million	RMB million
Financial assets measured at FVOCI (non-recyclable)
Other equity instrument investments	—	637	124	761

Financial assets carried at FVPL
Other non–current financial assets	—	88	23	111

Financial assets classified as available-for-sale under IAS 39
Available-for-sale financial assets	622	(622)	—	—
Other investments in equity securities	103	(103)	—	—

Note:

(i) For an explanation of how the Group classifies and measures financial assets and recognises related gains and losses under IFRS 9, see respective accounting policy notes in Notes 2(f), (g), (l)(i), (o) and (s).

The measurement categories for all financial liabilities remain the same, except for financial guarantee contracts (see Note 2(l)(ii)). The carrying amounts for all financial liabilities (including financial guarantee contracts) at January 1, 2018 have not been impacted by the initial application of IFRS 9.

The Group had not designated or de-designated any financial asset or financial liability at FVPL at January 1, 2018.

(b)	Credit losses

IFRS 9 replaces the “incurred loss” model in IAS 39 with the “expected credit losses” (“ECL”) model. The ECL model requires an ongoing measurement of credit risk associated with a financial asset and therefore recognises ECLs earlier than under the “incurred loss” accounting model in IAS 39.

The Group applies the new ECL model to the following items:

•	financial assets measured at amortised cost (including cash and cash equivalents and trade and other receivables);

•	lease receivables; and

•	financial guarantee contracts issued (see Note 2(l)(ii)).

For further details on the Group’s accounting policy for accounting for credit losses, see Notes 2(l)(i) and (ii).

The adoption of ECL model under IFRS 9 has no material impact on the Group.

(c)	Hedge accounting

The Group has elected to adopt the new general hedge accounting model in IFRS 9. Depending on the complexity of the hedge, this new accounting model allows a more qualitative approach to assessing hedge effectiveness compared to IAS 39 to be applied, and the assessment is always forward-looking. The adoption of IFRS 9 has not had a significant impact on the Group’s financial statements in this regard.

(d)	Transition

Changes in accounting policies resulting from the adoption of IFRS 9 have been applied retrospectively, except as described below:

•

Information relating to comparative periods has not been restated. Differences in the carrying amounts of financial assets resulting from the adoption of IFRS 9 are recognised in retained earnings and reserves as at January 1, 2018. Accordingly, the information presented for 2017 and 2016 continues to be reported under IAS 39 and thus may not be comparable with the current period.

•	The following assessments have been made on the basis of the facts and circumstances that existed at January 1, 2018 (the date of initial application of IFRS 9 by the Group):

•	the determination of the business model within which a financial asset is held; and

•	the designation of certain investments in equity instruments not held for trading to be classified as at FVOCI (non-recycling).

•

If, at the date of initial application, the assessment of whether there has been a significant increase in credit risk since initial recognition would have involved undue cost or effort, a lifetime ECL has been recognised for that financial instrument.

•

All hedging relationships designated under IAS 39 at December 31, 2017 met the criteria for hedge accounting under IFRS 9 at January 1, 2018 and are therefore regarded as continuing hedging relationships. Changes to hedge accounting policies have been applied prospectively.

(ii)	IFRS 15, Revenue from contracts with customers

IFRS 15 establishes a comprehensive framework for recognising revenue and some costs from contracts with customers. IFRS 15 replaces IAS 18, Revenue, which covered revenue arising from sale of goods and rendering of services, and IAS 11, Construction contracts, which specified the accounting for construction contracts.

IFRS 15 also introduces additional qualitative and quantitative disclosure requirements which aim to enable users of the financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers.

The Group has elected to use the cumulative effect transition method and has recognised the cumulative effect of initial application as an adjustment to the opening balance of equity at January 1, 2018. Therefore, comparative information has not been restated and continues to be reported under IAS 11 and IAS 18. As allowed by IFRS 15, the Group has applied the new requirements only to contracts that were not completed before January 1, 2018.

The following table summarises the impact of transition to IFRS 15 on total equity at January 1, 2018:

RMB million
Total equity
Earlier recognition of ticket breakage revenue	682
Change in measurement of revenue under frequent flyer award programmes	89
Related income tax	(192)

Total equity	579
Representing:
Attributable to equity shareholders of the Company	526
Non-controlling interests	53

Further details of the nature and effect of the changes on previous accounting policies are set out below:

(a)	Timing of revenue recognition

Previously, revenue arising from construction contracts and provision of services was recognised over time, whereas revenue from sale of goods was generally recognised at a point in time when the risks and rewards of ownership of the goods had passed to the customers.

Under IFRS 15, revenue is recognised when the customer obtains control of the promised good or service in the contract. This may be at a single point in time or over time. IFRS 15 identifies the following three situations in which control of the promised good or service is regarded as being transferred over time:

A.	When the customer simultaneously receives and consumes the benefits provided by the entity’s performance, as the entity performs;

B.	When the entity’s performance creates or enhances an asset (for example work in progress) that the customer controls as the asset is created or enhanced;

C.	When the entity’s performance does not create an asset with an alternative use to the entity and the entity has an enforceable right to payment for performance completed to date.

If the contract terms and the entity’s activities do not fall into any of these 3 situations, then under IFRS 15 the entity recognises revenue for the sale of that good or service at a single point in time, being when control has passed. Transfer of risks and rewards of ownership is only one of the indicators that is considered in determining when the transfer of control occurs.

The adoption of IFRS 15 does not have a significant impact on when the Group recognises revenue, except for revenue arising from ticket breakage.

Ticket breakage relates to a portion of contractual rights that the Group does not expect to be exercised. Previously, revenue arising from ticket breakage was recognised when the tickets expired. Whereas under IFRS 15, the Group recognises, in proportion to the pattern of rights exercised by the customer, the breakage amount to which the Group expects to be entitled as revenue. If the Group does not expect to be entitled to a breakage amount, the Group recognises the expected breakage amount as revenue when the likelihood of the customer exercising its remaining rights becomes remote.

As a result of this change in accounting policy, the Group has made adjustments to opening balances as at January 1, 2018 which increased retained earnings and non-controlling interests by RMB460 million and RMB52 million respectively, after an offsetting tax impact of RMB170 million. In addition, the positive impact on the Group’s revenue for the current year was RMB57 million.

(b)	Measurement of revenue under frequent flyer award programmes

Previously, the amount received in relation to mileage earning flights is allocated, based on fair value, between the flight and mileage awarded under the Group’s frequent flyer award programmes. The value attributed to the awarded mileage is deferred as a liability, and the remainder value is recognised as revenue in current period. Under IFRS 15, the Group allocates the transaction price to flight and mileage awarded on a relative stand-alone selling price basis. Therefore, the amount allocated to mileage awarded changed as compared to the fair value of mileage awarded measured under IAS18, and in the meantime affecting the amount recognised as current period revenue and contract liabilities.

As a result of this change in accounting policy, the Group has made adjustments to opening balances as at January 1, 2018 which increased retained earnings and non-controlling interests by RMB66 million and RMB1 million respectively, after an offsetting tax impact of RMB22 million. In addition, the positive impact on the Group’s revenue for the current year was RMB70 million.

(c)	Presentation

(1)	Ticket Breakage Revenue

Previously, revenue arising from ticket breakage was presented separately as “Expired sales in advance of carriage” in “Other operating revenue”. As a result of the adoption of IFRS15, ticket breakage revenue of RMB698 million for the current year is included in the line item “Traffic revenue”.

(2)	Change Fees

Previously, change fees was included in “Other operating revenue”. As a result of the adoption of IFRS15, change fees of RMB655 million for the current year which is not considered distinct from the transportation component is classified as “Traffic revenue”.

(3)	Contract Liabilities

Previously, the amount received in relation to mileage awarded is deferred as a liability, within “Deferred revenue”. Under IFRS 15, a contract liability is recognised when a customer pays consideration, or is contractually required to pay consideration and the amount is already due, before the Group recognises the related revenue.

As a result of the adoption of IFRS15, the amount allocated to mileage awarded under the Group’s frequent flyer award programmes is presented as “Contract liabilities” as at December 31, 2018 and the non-current portion is recorded in “Other non-current liabilities”.

(d)	Disclosure of the estimated impact on the amounts reported in respect of the year ended December 31, 2018 as a result of the adoption of IFRS 15 on January 1, 2018

The following tables summarise the estimated impact of adoption of IFRS 15 on the Group’s consolidated financial statements for the year ended December 31, 2018, by comparing the amounts reported under IFRS 15 in these consolidated financial statements with estimates of the hypothetical amounts that would have been recognised under IAS 18 and IAS 11 if those superseded standards had continued to apply to 2018 instead of IFRS 15. These tables show only those line items impacted by the adoption of IFRS 15:

	Amounts reported in accordance with IFRS 15 (A) RMB million	Hypothetical amounts under IASs 18 and 11 (B) RMB million	Difference: Estimated impact of adoption of IFRS 15 on 2018 (A)-(B) RMB million
Line items in the consolidated income statement for year ended December 31, 2018 impacted by the adoption of IFRS 15:
Traffic revenue	138,064	136,641	1,423
Other operating revenue	5,559	6,855	(1,296)
Total operating revenue	143,623	143,496	127
Profit before income tax	4,364	4,237	127
Income tax	(1,000)	(968)	(32)
Profit for the year	3,364	3,269	95
Profit attributable to:
Equity shareholders of the Company	2,895	2,805	90
Non-controlling interests	469	464	5
Earnings per share
Basic and diluted	RMB0.27	RMB0.26	RMB0.01
Line items in the consolidated statement of comprehensive income for year ended December 31, 2018 impacted by the adoption of IFRS 15:
Total comprehensive income for the year	3,619	3,524	95
Total comprehensive income attributable to:
Equity shareholders of the Company	3,048	2,958	90
Non-controlling interests	571	566	5

	Amounts reported in accordance with IFRS 15 (A) RMB million	Hypothetical amounts under IASs 18 and 11 (B) RMB million	Difference: Estimated impact of adoption of IFRS 15 on 2018 (A)-(B) RMB million
Line items in the consolidated statement of financial position as at December 31, 2018 impacted by the adoption of IFRS 15:
Deferred tax assets	1,566	1,570	(4)
Non-current assets	222,877	222,881	(4)
Contract liabilities	(1,693)	—	(1,693)
Sales in advance of carriage	(8,594)	(9,357)	763
Deferred revenue	—	(1,808)	1,808
Current income tax	(369)	(130)	(239)
Total current liabilities	(83,687)	(84,326)	639
Total assets less current liabilities	163,262	162,627	635
Deferred revenue	—	(2,057)	2,057
Other non-current liabilities	(2,036)	(18)	(2,018)
Total non-current liabilities	(84,793)	(84,832)	39
Reserves	(52,990)	(52,374)	(616)
Total equity attributable to equity shareholders of the Company	(65,257)	(64,641)	(616)
Non-controlling interests	(13,212)	(13,154)	(58)
Total equity	(78,469)	(77,795)	(674)

	Amounts reported in accordance with IFRS 15 (A) RMB million	Hypothetical amounts under IASs 18 and 11 (B) RMB million	Difference: Estimated impact of adoption of IFRS 15 on 2018 (A)-(B) RMB million
Line items in the reconciliation of profit before income tax to cash generated from operating activities for year ended December 31, 2018 (Note 34(b)) impacted by the adoption of IFRS 15:
Profit before income tax	4,364	4,237	127
Increase in contract liabilities	232	—	232
Increase in sales in advance of carriage	1,441	1,504	(63)
Increase in deferred revenue	—	514	(514)
Increase in other non-current liabilities	218	—	218

The significant differences arise as a result of the changes in accounting policies described above.

(iii)	IFRIC 22, Foreign currency transactions and advance consideration

This interpretation provides guidance on determining “the date of the transaction” for the purpose of determining the exchange rate to use on initial recognition of the related asset, expense or income (or part of it) arising from a transaction in which an entity receives or pays advance consideration in a foreign currency.

The Interpretation clarifies that “the date of the transaction” is the date on initial recognition of the non-monetary asset or liability arising from the payment or receipt of advance consideration. If there are multiple payments or receipts in advance of recognising the related item, the date of the transaction for each payment or receipt should be determined in this way. The adoption of IFRIC 22 does not have any material impact on the financial position and the financial result of the Group.

Subsidiaries and non-controlling interests
(c)	Subsidiaries and non-controlling interests

Subsidiaries are all entities over which the Group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. When assessing whether the Group has power, only substantive rights (held by the Group and other parties) are considered.

An investment in a subsidiary is consolidated into the consolidated financial statements from the date that control commences until the date that control ceases. Intra-group transactions, balances and cash flows and any unrealised gains on transactions between group companies are eliminated. Unrealised losses are also eliminated unless the transaction provides evidence of an impairment of the transferred asset. When necessary, amounts reported by subsidiaries have been adjusted to conform with the Group’s accounting policies.

Non-controlling interests represent the equity in a subsidiary not attributable directly or indirectly to the Company, and in respect of which the Group has not agreed any additional terms with the holders of those interests which would result in the Group as a whole having a contractual obligation in respect of those interests that meets the definition of a financial liability. With regards to each business combination, the Group recognised non-controlling interests based on the proportion of the net identifiable assets of the subsidiary owned by the non-controlling interests.

Non-controlling interests are presented in the consolidated statement of financial position within equity, separately from equity attributable to the equity shareholders of the Company. Non-controlling interests in the results of the Group are presented on the face of the consolidated income statement and the consolidated statement of comprehensive income as an allocation of the total profit or loss and total comprehensive income for the year between non-controlling interests and the equity shareholders of the Company. Loans from holders of non-controlling interests and other contractual obligations towards these holders are presented as financial liabilities in the consolidated statement of financial position in accordance with Note 2(p) or Note 2(q) depending on the nature of the liability.

Changes in the Group’s interests in a subsidiary that do not result in a loss of control are accounted for as equity transactions, whereby adjustments are made to the amounts of controlling and non-controlling interests within consolidated equity to reflect the change in relative interests, but no adjustments are made to goodwill and no gain or loss is recognised.

When the Group loses control of a subsidiary, it is accounted for as a disposal of the entire interest in that subsidiary, with a resulting gain or loss being recognised in consolidated income statement. Any interest retained in that former subsidiary at the date when control is lost is recognised at fair value and this amount is regarded as the fair value on initial recognition of a financial asset (Note 2(f)) or, when appropriate, the cost on initial recognition of an investment in an associate or joint venture (Note 2(d)).

In the Company’s statement of financial position, an investment in a subsidiary is stated at cost less impairment losses (Note 2(l)(iii)).

The Group applies the acquisition method to account for business combinations. The consideration transferred in the acquisition is generally measured at fair value, as are the identifiable net assets acquired. Transaction costs are expensed as incurred.

The consideration transferred does not include amounts related to the settlement of pre-existing relationships. Such amounts are generally recognised in profit or loss.

Any contingent consideration is measured at fair value at the date of acquisition. If an obligation to pay contingent consideration that meets the definition of a financial instrument is classified as equity, then it is not remeasured and settlement is accounted for within equity. Otherwise, other contingent consideration is remeasured at fair value at each reporting date and subsequent changes in the fair value of the contingent consideration are recognised in profit or loss.

Associates and joint arrangements
(d)	Associates and joint arrangements

An associate is an entity in which the Group has significant influence, but not control or joint control, over its management, including participation in the financial and operating policy decisions.

The Group has applied IFRS 11, Joint Arrangements (“IFRS 11”) to all joint arrangements. Under IFRS 11, investments in joint arrangements are classified as either joint operations or joint ventures depending on the contractual rights and obligations of each investor. The Group has assessed the nature of its joint arrangements and determined them to be joint ventures.

An investment in an associate or a joint venture is accounted for in the consolidated financial statements under the equity method and is initially recorded at cost, adjusted for any excess of the Group’s share of the acquisition-date fair values of the investee’s identifiable net assets over the cost of the investment (if any). Thereafter, the investment is adjusted for the post acquisition change in the Group’s share of the investee’s net assets and any impairment loss relating to the investment (Notes 2(e) and 2(l)(iii)). The Group’s share of the post-acquisition, post-tax results of the investees, adjusted for any acquisition-date excess over cost and any impairment losses for the year are recognised in the consolidated income statement, whereas the Group’s share of the post-acquisition post-tax items of the investees’ other comprehensive income is recognised in the consolidated statement of comprehensive income.

When the Group’s share of losses exceeds its interest in the associate or the joint venture, the Group’s interest is reduced to nil and recognition of further losses is discontinued except to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the investee. For this purpose, the Group’s interest is the carrying amount of the investment under the equity method together with the Group’s long-term interests that in substance form part of the Group’s net investment in the associate or the joint venture.

Unrealised profits and losses resulting from transactions between the Group and its associates and joint ventures are eliminated to the extent of the Group’s interest in the investee, except where unrealised losses provide evidence of an impairment of the asset transferred, in which case they are recognised immediately in the consolidated income statement.

Goodwill
(e)	Goodwill

Goodwill represents the excess of

(i)

the aggregate of the fair value of the consideration transferred, the amount of any non-controlling interest in the acquiree and the fair value of the Group’s previously held equity interest in the acquiree; over

(ii)	the net fair value of the acquiree’s identifiable assets and liabilities measured as at the acquisition date.

When (ii) is greater than (i), then this excess is recognised immediately in the consolidated income statement as a gain on a bargain purchase.

Goodwill is stated at cost less accumulated impairment losses. Goodwill arising on a business combination is allocated to each cash-generating unit, or groups of cash generating units, that is expected to benefit from the synergies of the combination and is tested annually for impairment (Note 2(l)(iii)).

Other investments in debt and equity securities
(f)	Other investments in debt and equity securities

The Group’s policies for investments in debt and equity securities, other than investments in subsidiaries, associates and joint ventures, are set out below.

Investments in debt and equity securities are recognised/derecognised on the date the Group commits to purchase/sell the investment. The investments are initially stated at fair value plus directly attributable transaction costs, except for those investments measured at FVPL for which transaction costs are recognised directly in profit or loss. For an explanation of how the Group determines fair value of financial instruments, see Note 4(g)(i). These investments are subsequently accounted for as follows, depending on their classification.

(A) Policy applicable from January 1, 2018

Investments other than equity investments

Non-equity investments held by the Group are classified as FVPL as the investment does not meet the criteria for being measured at amortised cost or FVOCI (recycling). Changes in the fair value of the investment (including interest) are recognised in profit or loss.

Equity investments

An investment in equity securities is classified as FVPL unless the equity investment is not held for trading purposes and on initial recognition of the investment the Group makes an irrevocable election to designate the investment at FVOCI (non-recycling) such that subsequent changes in fair value are recognised in other comprehensive income. Such elections are made on an instrument-by-instrument basis, but may only be made if the investment meets the definition of equity from the issuer’s perspective. Where such an election is made, the amount accumulated in other comprehensive income remains in the fair value reserve (non-recycling) until the investment is disposed of. At the time of disposal, the amount accumulated in the fair value reserve (non-recycling) is transferred to retained earnings. It is not recycled through profit or loss. Dividends from an investment in equity securities, irrespective of whether classified as at FVPL or FVOCI, are recognised in profit or loss as other income in accordance with the policy set out in Note 2(y)(iv).

(B) Policy applicable prior to January 1, 2018

Equity investments

Available-for-sale equity securities were those non-derivative financial assets that were designated as available for sale or that were not classified as loans and receivable, held-to-maturity investments, or financial assets at fair value through profit or loss. At the end of each reporting period the fair value was remeasured, with any resultant gain or loss being recognised in other comprehensive income and accumulated separately in equity in the fair value reserve (recycling). Dividend income from these investments was recognised in the consolidated income statement in accordance with the policy set out in Note 2(y)(iv). When these investments were derecognised or impaired (Note 2(l)(i)(B)), the cumulative gain or loss was reclassified from equity to profit or loss.

The Group’s other investments in equity securities represent investments in equity securities that do not have a quoted price in an active market for an identical instrument and whose fair value cannot otherwise be reliably measured. Accordingly, they are recognised in the consolidated statement of financial position at cost less impairment losses (Note 2(l)(i)(B)). Dividend income from equity securities is recognised in profit or loss in accordance with the policy set out in Note 2(y)(iv).

The Group did not have other investments other than equity investments.

Derivative financial instruments
(g)	Derivative financial instruments

Derivatives are initially recognised at fair value on the date a derivative contract is entered into and are subsequently remeasured at their fair value. The method of recognising the resulting gain or loss depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged.

The Group documents at the inception of the transaction the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedging transactions. The Group also documents its assessment, both at hedge inception and on an ongoing basis, of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.

Derivative financial instruments that do not qualify for hedge accounting are accounted for as trading instruments and any unrealised gains or losses, being changes in fair value of the derivatives, are recognised in the profit or loss immediately.

Changes in the fair value of derivatives that are designated and qualify as fair value hedges and that are highly effective, are recorded in the profit or loss, along with any changes in the fair value of the hedged assets or liabilities that are attributable to the hedged risk.

Derivative financial instruments that qualify for hedge accounting and which are designated as a specific hedge of the variability in cash flows of a highly probable forecast transaction, are accounted for as follows:

(i)

The effective portion of any gains or losses on remeasurement of the derivative financial instrument to fair value are recognised in other comprehensive income and accumulated separately in equity in the fair value reserve. The cumulative gain or loss on the derivative financial instrument recognised in other comprehensive income is reclassified from equity to profit or loss in the same period during which the hedged forecast cash flows affects profit or loss; and

(ii)	The ineffective portion of any gains or losses on remeasurement of the derivative financial instrument to fair value is recognised in the profit or loss immediately.

When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gains or losses existing in equity at that time remains in equity and is recognised in the profit or loss when the committed or forecast transaction ultimately occurs. When a committed or forecast transaction is no longer expected to occur, the cumulative gains or losses that was recorded in equity is immediately transferred to the profit or loss.

Investment properties
(h)	Investment properties

Investment properties are land and/or buildings which are owned to earn rental income and/or for capital appreciation.

Investment properties are stated at cost, less accumulated depreciation and impairment losses (Note 2(l)(iii)). Depreciation is calculated to write off the cost of items of investment properties, less their estimated residual value, if any, using the straight-line method over their estimated useful lives. Rental income from investment properties is accounted for as described in Note 2(y)(iii).

Property, plant and equipment
(i)	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses (Note 2(l)(iii)).

The cost of self-constructed items of property, plant and equipment includes the cost of materials, direct labour, the initial estimate, where relevant, of the costs of dismantling and removing the items and restoring the site on which they are located, and an appropriate proportion of production overheads and borrowing costs (Note 2(ab)).

Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognised. All other repairs and maintenance are charged to the consolidated income statement during the financial period in which they are incurred.

When each major aircraft overhaul is performed, its cost is recognised in the carrying amount of the component of aircraft and is depreciated over the appropriate maintenance cycles. Components related to overhaul cost, are depreciated on a straight-line basis over 3 to 12 years. Upon completion of an overhaul, any remaining carrying amount of the cost of the previous overhaul is derecognised and charged to the consolidated income statement.

Gains or losses arising from the retirement or disposal of an item of property, plant and equipment are determined as the difference between the net disposal proceeds and the carrying amount of the item and are recognised in consolidated income statement on the date of retirement or disposal.

Except for components related to overhaul costs, the depreciation of other property, plant and equipment is calculated to write off the cost of items, less their estimated residual value, if any, using the straight line method over their estimated useful lives as follows:

Buildings	5 to 35 years
Owned and finance leased aircraft	15 to 20 years
Other flight equipment
–Jet engines	15 to 20 years
–Others, including rotables	3 to 15 years
Machinery and equipment	4 to 10 years
Vehicles	6 to 8 years

Where parts of an item of property, plant and equipment have different useful lives, the cost of the item is allocated on a reasonable basis between the parts and each part is depreciated separately. Both the useful life of an asset and its residual value, if any, are reviewed annually.

Construction in progress
(j)	Construction in progress

Construction in progress represents advance payments for the acquisition of aircraft and flight equipment, office buildings, various infrastructure projects under construction and equipment pending for installation, and is stated at cost less impairment losses (Note 2(l)(iii)). Capitalisation of these costs ceases and the construction in progress is transferred to property, plant and equipment when the asset is substantially ready for its intended use, notwithstanding any delay in the issue of the relevant commissioning certificates by the relevant PRC authorities.

No depreciation is provided in respect of construction in progress.

Leased assets
(k)	Leased assets

An arrangement, comprising a transaction or a series of transactions, is or contains a lease if the Group determines that the arrangement conveys a right to use a specific asset or assets for an agreed period of time in return for a payment or a series of payments. Such a determination is made based on an evaluation of the substance of the arrangement and is regardless of whether the arrangement takes the legal form of a lease.

(i)	Classification of assets leased to the Group

Assets that are held by the Group under leases which transfer to the Group substantially all the risks and rewards of ownership are classified as being held under finance leases. Leases which do not transfer substantially all the risks and rewards of ownership to the Group are classified as operating leases, except for land held for own use under an operating lease, the fair value of which cannot be measured separately from the fair value of a building situated thereon at the inception of the lease, is accounted for as being held under a finance lease, unless the building is also clearly held under an operating lease. For these purposes, the inception of the lease is the time that the lease was first entered into by the Group, or taken over from the previous lessee.

(ii)	Assets acquired under finance leases

Where the Group acquires the use of assets under finance leases, the amounts representing the fair value of the leased asset, or, if lower, the present value of the minimum lease payments, of such assets are included in property, plant and equipment and the corresponding liabilities, net of finance charges, are recorded as obligations under finance leases. Depreciation is provided at rates which write off the cost or valuation of the assets over the term of the relevant lease or, where it is likely the Group will obtain ownership of the asset, the life of the asset, as set out in Note 2(i). Impairment losses are accounted for in accordance with the accounting policy as set out in Note 2(1)(iii). Finance charges implicit in the lease payments are charged to consolidated income statement over the period of the leases so as to produce an approximately constant periodic rate of charge on the remaining balance of the obligations for each accounting period. Contingent rentals are charged to consolidated income statement in the accounting period in which they are incurred.

(iii)	Operating lease charges

Where the Group has the use of assets held under operating leases, payments made under the leases are charged to consolidated income statement in equal instalments over the accounting periods covered by the lease term, except where an alternative basis is more representative of the pattern of benefits to be derived from the leased asset. Lease incentives received are recognised in consolidated income statement as an integral part of the aggregate net lease payments made. Contingent rentals are charged to consolidated income statement in the accounting period in which they are incurred.

The cost of acquiring land held under an operating lease is amortised on a straight-line basis over the respective periods of lease terms which range from 30 to 70 years.

(iv)	Sale and leaseback transactions

Gains or losses on aircraft sale and leaseback transactions which result in finance leases are deferred and amortised over the terms of the related leases.

Gains or losses on aircraft sale and leaseback transactions which result in operating leases are recognised immediately if the transactions are established at fair value. If the sale price is below fair value then the gain or loss is recognised immediately. However, if a loss is compensated for by future rentals at a below-market price, then the loss is deferred and amortised over the period that the aircraft is expected to be used. If the sale price is above fair value, then any gain is deferred and amortised over the useful life of the assets.

Credit losses and impairment of assets
(l)	Credit losses and impairment of assets

(i)	Credit losses from financial instruments and lease receivables

(A)	Policy applicable from January 1, 2018

The Group recognises a loss allowance for ECLs on the following items:

•	financial assets measured at amortised cost (including cash and cash equivalents and trade and other receivables); and

•	lease receivables.

Financial assets measured at fair value, including equity securities measured at FVPL, equity securities designated at FVOCI (non-recycling) and derivative financial assets, are not subject to the ECL assessment.

Measurement of ECLs

ECLs are a probability-weighted estimate of credit losses. Credit losses are measured as the present value of all expected cash shortfalls (i.e. the difference between the cash flows due to the Group in accordance with the contract and the cash flows that the Group expects to receive).

The expected cash shortfalls are discounted using the following discount rates where the effect of discounting is material:

•	fixed-rate financial assets, and trade and other receivables: effective interest rate determined at initial recognition or an approximation thereof;

•	variable-rate financial assets: current effective interest rate;

•	lease receivables: discount rate used in the measurement of the lease receivable.

The maximum period considered when estimating ECLs is the maximum contractual period over which the Group is exposed to credit risk.

In measuring ECLs, the Group takes into account reasonable and supportable information that is available without undue cost or effort. This includes information about past events, current conditions and forecasts of future economic conditions.

ECLs are measured on either of the following bases:

•	12-month ECLs: these are losses that are expected to result from possible default events within the 12 months after the reporting date; and

•	lifetime ECLs: these are losses that are expected to result from all possible default events over the expected lives of the items to which the ECL model applies.

Loss allowances for trade receivables and lease receivables are always measured at an amount equal to lifetime ECLs. ECLs on these financial assets are estimated using a provision matrix based on the Group’s historical credit loss experience, adjusted for factors that are specific to the debtors and an assessment of both the current and forecast general economic conditions at the reporting date.

For all other financial instruments, the Group recognises a loss allowance equal to 12-month ECLs unless there has been a significant increase in credit risk of the financial instrument since initial recognition, in which case the loss allowance is measured at an amount equal to lifetime ECLs.

Significant increases in credit risk

In assessing whether the credit risk of a financial instrument (including a loan commitment) has increased significantly since initial recognition, the Group compares the risk of default occurring on the financial instrument assessed at the reporting date with that assessed at the date of initial recognition. In making this reassessment, the Group considers that a default event occurs when the borrower is unlikely to pay its credit obligations to the Group in full, without recourse by the Group to actions such as realising security (if any is held). The Group considers both quantitative and qualitative information that is reasonable and supportable, including historical experience and forward-looking information that is available without undue cost or effort.

In particular, the following information is taken into account when assessing whether credit risk has increased significantly since initial recognition:

•	failure to make payments of principal or interest on their contractually due dates ;

•	an actual or expected significant deterioration in a financial instrument’s external or internal credit rating (if available);

•	an actual or expected significant deterioration in the operating results of the debtor; and

•	existing or forecast changes in the technological, market, economic or legal environment that have a significant adverse effect on the debtor’s ability to meet its obligation to the Group.

Depending on the nature of the financial instruments, the assessment of a significant increase in credit risk is performed on either an individual basis or a collective basis. When the assessment is performed on a collective basis, the financial instruments are grouped based on shared credit risk characteristics, such as past due status and credit risk ratings.

The Group assumes that the credit risk on a financial asset has increased significantly if it is more than 30 days past due, unless the Group has reasonable and supportable information that is available without undue cost or effort, that demonstrates that the credit risk has not increased significantly since initial recognition even though the contractual payments are more than 30 days past due.

ECLs are remeasured at each reporting date to reflect changes in the financial instrument’s credit risk since initial recognition. Any change in the ECL amount is recognised as an impairment gain or loss in consolidated income statement. The Group recognises an impairment gain or loss for all financial instruments with a corresponding adjustment to their carrying amount through a loss allowance account.

Basis of calculation of interest income

Interest income recognised in accordance with Note 2(y)(v) is calculated based on the gross carrying amount of the financial asset unless the financial asset is credit-impaired, in which case interest income is calculated based on the amortised cost (i.e. the gross carrying amount less loss allowance) of the financial asset.

At each reporting date, the Group assesses whether a financial asset is credit-impaired. A financial asset is credit-impaired when one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred.

Evidence that a financial asset is credit-impaired includes the following observable events:

•	significant financial difficulties of the debtor;

•	a breach of contract, such as a default or delinquency in interest or principal payments;

•	it becoming probable that the borrower will enter into bankruptcy or other financial reorganisation;

•	significant changes in the technological, market, economic or legal environment that have an adverse effect on the debtor; or

•	the disappearance of an active market for a security because of financial difficulties of the issuer.

Write-off policy

The gross carrying amount of a financial asset and lease receivable is written off (either partially or in full) to the extent that there is no realistic prospect of recovery. This is generally the case when the Group determines that the debtor does not have assets or sources of income that could generate sufficient cash flows to repay the amounts subject to the write-off.

Subsequent recoveries of an asset that was previously written off are recognised as a reversal of impairment in consolidated income statement in the period in which the recovery occurs.

(B)	Policy applicable prior to January 1, 2018

Prior to January 1, 2018, an “incurred loss” model was used to measure impairment losses on financial assets not classified as at FVPL (e.g. trade and other receivables, and available-for-sale investments). Under the “incurred loss” model, an impairment loss was recognised only when there was objective evidence of impairment. Objective evidence of impairment included:

•	significant financial difficulty of the debtor;

•	a breach of contract, such as a default or delinquency in interest or principal payments;

•	it becoming probable that the debtor would enter bankruptcy or other financial reorganisation;

•	significant changes in the technological, market, economic or legal environment that had an adverse effect on the debtor; and

•	a significant or prolonged declined in the fair value of an investment in an equity instrument below its cost.

If any such evidence existed, any impairment loss was determined and recognised as follows:

•

For unquoted equity securities carried at cost, the impairment loss is measured as the difference between the carrying amount of the financial asset and the estimated future cash flows, discounted at the current market rate of return for a similar financial asset where the effect of discounting was material. Impairment losses for equity securities carried at cost were not reversed.

•

For trade and other current receivables and other financial assets carried at amortised cost, the impairment loss was measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows, discounted at the financial asset’s original effective interest rate (i.e. the effective interest rate computed at initial recognition of these assets), where the effect of discounting was material. This assessment was made collectively where these financial assets shared similar risk characteristics, such as similar past due status, and had not been individually assessed as impaired. Future cash flows for financial assets which were assessed for impairment collectively were based on historical loss experience for assets with credit risk characteristics similar to the collective group.

If in a subsequent period the amount of an impairment loss decreased and the decrease could be linked objectively to an event occurring after the impairment loss was recognised, the impairment loss was reversed through profit or loss. A reversal of an impairment loss was only recognised to the extent that it did not result in the asset’s carrying amount exceeding that which would have been determined had no impairment loss been recognised in prior years.

•

For available-for-sale equity securities, the cumulative loss that had been recognised in the fair value reserve (recycling) was reclassified to profit or loss. The amount of the cumulative loss that was recognised in consolidated income statement was the difference between the acquisition cost and current fair value, less any impairment loss on that asset previously recognised in profit or loss.

Impairment losses recognised in profit or loss in respect of available-for-sale equity securities were not reversed through profit or loss. Any subsequent increase in the fair value of such assets was recognised directly in other comprehensive income.

Impairment losses were written off against the corresponding asset directly, except for impairment losses recognised in respect of trade and other receivables, whose recovery was considered doubtful but not remote. In this case, the impairment losses for doubtful debts were recorded using an allowance account. When the Group was satisfied that recovery was remote, the amount considered irrecoverable was written off against trade and other receivables directly and any amounts held in the allowance account relating to that debt were reversed. Subsequent recoveries of amounts previously charged to the allowance account were reversed against the allowance account. Other changes in the allowance account and subsequent recoveries of amounts previously written off directly were recognised in consolidated income statement.

(ii)	Credit losses from financial guarantees issued

Financial guarantees are contracts that require the issuer (i.e. the guarantor) to make specified payments to reimburse the beneficiary of the guarantee (the “holder”) for a loss the holder incurs because a specified debtor fails to make payment when due in accordance with the terms of a debt instrument.

After initial recognition at fair value, the Group, as an issuer of such a contract, subsequently measure it at the higher of: (i) the amount of the loss allowance and (ii) the amount initially recognised less, when appropriate, the cumulative amount of income recognised.

(A) Policy applicable from January 1, 2018

The Group monitors the risk that the specified debtor will default on the contract and recognises a provision when ECLs on the financial guarantees are determined to be higher than the amount carried in “trade and other payables” in respect of the guarantees (i.e. the amount initially recognised, less accumulated amortisation).

To determine ECLs, the Group considers changes in the risk of default of the specified debtor since the issuance of the guarantee. A 12-month ECL is measured unless the risk that the specified debtor will default has increased significantly since the guarantee is issued, in which case a lifetime ECL is measured. The same definition of default and the same assessment of significant increase in credit risk as described in Note 2(l)(i) apply.

As the Group is required to make payments only in the event of a default by the specified debtor in accordance with the terms of the instrument that is guaranteed, an ECL is estimated based on the expected payments to reimburse the holder for a credit loss that it incurs less any amount that the Group expects to receive from the holder of the guarantee, the specified debtor or any other party. The amount is then discounted using the current risk-free rate adjusted for risks specific to the cash flows.

(B) Policy applicable prior to January 1, 2018

Prior to January 1, 2018, a provision would be recognised if and when it became probable that (i) the holder of the guarantee would call upon the Group under the guarantee and (ii) the amount of the claim on the Group was expected to exceed the amount carried in “trade and other payables” in respect of the guarantee, i.e. the amount initially recognised, less accumulated amortisation.

(iii)	Impairment of other assets, and investment in associates and joint ventures

(A) Impairment of other assets

Internal and external sources of information are reviewed at the end of each reporting period to identify indications that the following assets may be impaired or, except in the case of goodwill, an impairment loss previously recognised no longer exists or may have decreased:

•	Investment properties;

•	Other property, plant and equipment;

•	Construction in progress;

•	Lease prepayments;

•	Goodwill;

•	Investments in subsidiaries, associates and joint ventures in the Company’s statement of financial position;

•	Aircraft lease deposits; and

•	Other assets.

If any such indication exists, the asset’s recoverable amount is estimated. The recoverable amount of goodwill is estimated annually whether or not there is any indication of impairment.

•	Calculation of recoverable amount

The recoverable amount of an asset is the higher of its fair value less costs of disposal and its value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. Where an asset does not generate cash inflows largely independent of those from other assets, the recoverable amount is determined for the smallest group of assets that generates cash inflows independently (i.e. a cash-generating unit).

•	Recognition of impairment losses

An impairment loss is recognised in profit or loss if the carrying amount of an asset, or the cash-generating unit to which it belongs, exceeds its recoverable amount. Impairment losses recognised in respect of cash-generating units are allocated first to reduce the carrying amount of any goodwill allocated to the cash-generating unit (or group of units) and then, to reduce the carrying amount of the other assets in the unit (or group of units) on a pro rata basis, except that the carrying value of an asset will not be reduced below its individual fair value less costs of disposal, if measurable, or value in use, if determinable.

•	Reversals of impairment losses

In respect of assets other than goodwill, an impairment loss is reversed if there has been a favourable change in the estimates used to determine the recoverable amount. An impairment loss in respect of goodwill is not reversed.

A reversal of an impairment loss is limited to the asset’s carrying amount that would have been determined had no impairment loss been recognised in prior years. Reversals of impairment losses are credited to profit or loss in the year in which the reversals are recognised.

(B) Impairment of associates and joint ventures

For investments in associates and joint ventures accounted for under the equity method in the consolidated financial statements (Note 2(d)), the impairment loss was measured by comparing the recoverable amount of the investment with its carrying amount in accordance with Note 2(l)(iii)(A). The impairment loss was reversed if there had been a favourable change in the estimates used to determine the recoverable amount in accordance with Note 2(l)(iii)(A).

Inventories
(m)	Inventories

Inventories, which consist primarily of consumable spare parts and supplies, are stated at cost less any applicable provision for obsolescence, and are charged to consolidated income statement when used in operations. Cost represents the average unit cost.

Inventories held for sale or disposal are carried at the lower of cost and net realisable value. Net realisable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

When inventories are sold, the carrying amount of those inventories is recognised as an expense in the period in which the related revenue is recognised. The amount of any write-down of inventories to net realisable value and all losses of inventories are recognised as an expense in the period the write-down or loss occurs. The amount of any reversal of any write-down of inventories is recognised as a reduction in the amount of inventories recognised as an expense in the period in which the reversal occurs.

Contract assets and contract liabilities
(n)	Contract assets and contract liabilities

A contract asset is recognised when the Group recognises revenue (see Note 2(y)) before being unconditionally entitled to the consideration under the payment terms set out in the contract. Contract assets, if any, are assessed for ECL and are reclassified to receivables when the right to the consideration has become unconditional (see Note 2(o)).

A contract liability is recognised when the customer pays non-refundable consideration before the Group recognises the related revenue (see Note 2(y)). A contract liability would also be recognised if the Group has an unconditional right to receive non-refundable consideration before the Group recognises the related revenue. In such cases, a corresponding receivable would also be recognised (see Note 2(o)).

For a single contract with the customer, either a net contract asset or a net contract liability is presented. For multiple contracts, contract assets and contract liabilities of unrelated contracts are not presented on a net basis.

Trade and other receivables
(o)	Trade and other receivables

A receivable is recognised when the Group has an unconditional right to receive consideration. A right to receive consideration is unconditional if only the passage of time is required before payment of that consideration is due. If revenue has been recognised before the Group has an unconditional right to receive consideration, the amount is presented as a contract asset (see Note 2(n)).

Receivables are stated at amortised cost using the effective interest method less allowance for credit losses (see Note 2(l)(i)).

Interest-bearing borrowings
(p)	Interest-bearing borrowings

Interest-bearing borrowings are recognised initially at fair value less attributable transaction costs. Subsequent to initial recognition, interest-bearing borrowings are stated at amortised cost with any difference between the amount initially recognised and redemption value being recognised in consolidated income statement over the period of the borrowings, together with any interest and fees payable, using the effective interest method.

Trade and other payables
(q)	Trade and other payables

Trade and other payables are initially recognised at fair value. Except for financial guarantee liabilities measured in accordance with (Note 2(l)(ii)), trade and other payables are subsequently stated at amortised cost unless the effect of discounting would be immaterial, in which case they are stated at cost.

Non-current assets held for sale
(r)	Non-current assets held for sale

A non-current asset (or disposal group) is classified as held for sale if it is highly probable that its carrying amount will be recovered through a sale transaction rather than through continuing use and the asset (or disposal group) is available for sale in its present condition. A disposal group is a group of assets to be disposed of together as a group in a single transaction, and liabilities directly associated with those assets that will be transferred in the transaction.

Immediately before classification as held for sale, the measurement of the non-current assets (and all individual assets and liabilities in a disposal group) is brought up-to-date in accordance with the accounting policies before the classification. Then, on initial classification as held for sale and until disposal, the non-current assets (except for certain assets as explained below), or disposal groups, are recognised at the lower of their carrying amount and fair value less costs to sell. The principal exceptions to this measurement policy so far as the financial statements of the Group and the Company are concerned are deferred tax assets, assets arising from employee benefits, financial assets (other than investments in subsidiaries, associates and joint ventures) and investment properties. These assets, even if held for sale, would continue to be measured in accordance with the policies set out elsewhere in Note 2.

Impairment losses on initial classification as held for sale, and on subsequent remeasurement while held for sale, are recognised in profit or loss. As long as a non-current asset is classified as held for sale, or is included in a disposal group that is classified as held for sale, the non-current asset is not depreciated or amortised.

Cash and cash equivalents
(s)	Cash and cash equivalents

Cash and cash equivalents comprise cash at bank and on hand, demand deposits with banks and other financial institutions, and short-term, highly liquid investments that are readily convertible into known amounts of cash and which are subject to an insignificant risk of changes in value, having been generally within three months of maturity at acquisition. Bank overdrafts that are repayable on demand and form an integral part of the Group’s cash management are also included as a component of cash and cash equivalents for the purpose of the consolidated cash flow statement. Cash and cash equivalents are assessed for ECL in accordance with the policy set out in Note 2(l)(i).

Provisions and contingent liabilities
(t)	Provisions and contingent liabilities

Provisions are recognised for liabilities of uncertain timing or amount when the Group or the Company has a legal or constructive obligation arising as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate can be made. Where the time value of money is material, provisions are stated at the present value of the expenditures expected to settle the obligation.

Where it is not probable that an outflow of economic benefits will be required, or the amount cannot be estimated reliably, the obligation is disclosed as a contingent liability, unless the probability of outflow of economic benefits is remote. Possible obligations, whose existence will only be confirmed by the occurrence or non-occurrence of one or more future events are also disclosed as contingent liabilities unless the probability of outflow of economic benefits is remote.

Dividend distribution
(u)	Dividend distribution

Dividend distribution to the Company’s shareholders is recognised as a liability in the Group’s consolidated financial statements in the period in which the dividends are approved by the Company’s shareholders.

Share capital
(v)	Share capital
Ordinary shares are classified as equity. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction, net of tax, from the proceeds.
Deferred benefits and gains
(w)	Deferred benefits and gains

In connection with the acquisitions or leases of certain aircraft and engines, the Group receives various credits. Such credits are deferred until the aircraft and engines are delivered, at which time they are either applied as a reduction of the cost of acquiring the aircraft and engines, resulting in a reduction of future depreciation, or amortised as a reduction of rental expense for aircraft and engines under leases.

Income tax
(x)	Income tax

Income tax for the year comprises current tax and movements in deferred tax assets and liabilities. Current tax and movements in deferred tax assets and liabilities are recognised in consolidated income statement except to the extent that they relate to items recognised in other comprehensive income or directly in equity, in which case the relevant amounts of tax are recognised in other comprehensive income or directly in equity, respectively.

Current tax is the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted at the end of the reporting year, and any adjustment to tax payable in respect of previous years.

Deferred tax assets and liabilities arise from deductible and taxable temporary differences respectively, being the differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Deferred tax assets also arise from unused tax losses and unused tax credits.

Apart from certain limited exceptions, all deferred tax liabilities, and all deferred tax assets to the extent that it is probable that future taxable profits will be available against which the asset can be utilised, are recognised. Future taxable profits that may support the recognition of deferred tax assets arising from deductible temporary differences include those that will arise from the reversal of existing taxable temporary differences, provided those differences relate to the same taxation authority and the same taxable entity, and are expected to reverse either in the same period as the expected reversal of the deductible temporary difference or in periods into which a tax loss arising from the deferred tax asset can be carried back or forward. The same criteria are adopted when determining whether existing taxable temporary differences support the recognition of deferred tax assets arising from unused tax losses and credits, that is, those differences are taken into account if they relate to the same taxation authority and the same taxable entity, and are expected to reverse in a period, or periods, in which the tax loss or credit can be utilised.

The limited exception to the recognition of deferred tax assets and liabilities are those temporary differences arising from goodwill, the initial recognition of assets or liabilities that affect neither accounting nor taxable profit (provided they are not part of a business combination), and temporary differences relating to investments in subsidiaries, associates and joint ventures to the extent that, in the case of taxable differences, the Group controls the timing of the reversal and it is probable that the differences will not reverse in the foreseeable future, or in the case of deductible differences, unless it is probable that they will reverse in the future and it is probable that future taxable profit will be available against which the temporary difference can be utilised.

The amount of deferred tax recognised is measured based on the expected manner of realisation or settlement of the carrying amount of the assets and liabilities, using tax rates enacted or substantively enacted at the end of the reporting period and are expected to apply when related deferred tax asset is realised or the deferred tax liability is settled. Deferred tax assets and liabilities are not discounted.

The carrying amount of a deferred tax asset is reviewed at the end of each reporting period and is reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow the related tax benefit to be utilised. Any such reduction is reversed to the extent that it becomes probable that sufficient taxable profits will be available.

Current tax balances and deferred tax balances, and movements therein, are presented separately from each other and are not offset. Current tax assets are offset against current tax liabilities, and deferred tax assets against deferred tax liabilities, if the Company or the Group has the legally enforceable right to set off current tax assets against current tax liabilities and the following additional conditions are met:

•	in the case of current tax assets and liabilities, the Company or the Group intends either to settle on a net basis, or to realise the asset and settle the liability simultaneously; or

•	in the case of deferred tax assets and liabilities, if they relate to income taxes levied by the same taxation authority on either:

•	the same taxable entity; or

•

different taxable entities, which, in each future period in which significant amounts of deferred tax liabilities or assets are expected to be settled or recovered, intend to realise the current tax assets and settle the current tax liabilities on a net basis or realise and settle simultaneously.

Revenue and other income
(y)	Revenue and other income

Income is classified by the Group as revenue when it arises from the sale of goods, the provision of services or the use by others of the Group’s assets under leases in the ordinary course of the Group’s business.

Revenue is recognised when control over a product or service is transferred to the customer, or the lessee has the right to use the asset, at the amount of promised consideration to which the Group is expected to be entitled, excluding those amounts collected on behalf of third parties. Revenue excludes value added tax or other sales taxes and is after deduction of any trade discounts.

Further details of the Group’s revenue and other income recognition policies are as follows:

(i)	Passenger, cargo and mail revenue

Revenue is recognised when the customers take possession of and accept the passenger, cargo and mail transportation services. Unearned passenger revenue at the reporting date is included within “sales in advance of carriage” in the consolidated statement of financial position. Ticket breakage relates to a portion of contractual rights that the Group does not expect to be exercised.

When the Group expects that the consideration received in advance of carriage is not refundable, and the customer is likely to give up a portion of the contractual rights, the Group recognises, in proportion to the pattern of rights exercised by the customer, the breakage amount to which the Group expects to be entitled as revenue. If the Group does not expect to be entitled to a breakage amount, the Group recognises the expected breakage amount as revenue when the likelihood of the customer exercising its remaining rights becomes remote.

Revenue from airline-related business is recognised when the customers take possession of and accept the relevant services.

In the comparative periods, revenue from passenger, cargo and mail transportation, or airline-related business, was recognised when the transportation service or relevant services was provided. As a result of the change in accounting policy, adjustments have been made to opening balances as at January 1, 2018 (see Note 2(b)(ii)).

(ii)	Frequent flyer revenue

The Group maintains two major frequent flyer award programmes, namely, the China Southern Airlines Sky Pearl Club and the Xiamen Airlines’ Egret Card Frequent Flyer Programme, which provide travel and other awards to members based on accumulated mileages.

According to the frequent flyer award programmes, the Group allocates the transaction price received in relation to mileage earning flights to flight and mileage awarded on a relative stand-alone selling price basis, and recognised the portion allocated to mileage awarded as “contract liabilities”. The mileage awarded to customers by third parties through means other than flights are initially recognised as “contract liabilities”.

Contract liabilities in relation to mileage awarded are transferred out when customers redeem flights or take possession of the redeemed goods or services. Revenue on redeemed flights is recognised in accordance with the accounting policy set out in Note 2(y)(i), and revenue on redeemed goods or services is recognised when the customers take possession of the goods or services.

In the comparative periods, the amount received in relation to mileage earning flights was allocated, based on fair value, between the flight and mileage awarded under the Group’s frequent flyer award programmes. As a result of the change in accounting policy, adjustments have been made to opening balances as at January 1, 2018 (see Note 2(b)(ii)).

(iii)	Rental income from operating leases

Rental income receivable under operating leases is recognised in consolidated income statement in equal instalments over the periods covered by the lease term, except where an alternative basis is more representative of the pattern of benefits to be derived from the use of the leased asset. Lease incentives granted are recognised in profit or loss as an integral part of the aggregate net lease payments receivable. Contingent rentals are recognised as income in the accounting period in which they are earned.

(iv)	Dividends

•	Dividend income from unlisted investments is recognised when the shareholder’s right to receive payment is established.

•	Dividend income from listed investments is recognised when the share price of the investment goes ex-dividend.

(v)	Interest income

Interest income is recognised as it accrues under the effective interest method using the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to the gross carrying amount of the financial asset. For financial assets measured at amortised cost or FVOCI (recycling) that are not credit-impaired, the effective interest rate is applied to the gross carrying amount of the asset. For credit-impaired financial assets, the effective interest rate is applied to the amortised cost (i.e. gross carrying amount net of loss allowance) of the asset (see Note 2(l)(i)).

(vi)	Government grants

Government grants are recognised in the statement of financial position initially when there is reasonable assurance that they will be received and that the Group will comply with the conditions attaching to them. Grants that compensate the Group for expenses incurred are recognised as income in consolidated income statement on a systematic basis in the same periods in which the expenses are incurred. Grants that compensate the Group for the cost of an asset are deducted from the carrying amount of the asset and consequently are effectively recognised in profit or loss over the useful life of the asset by way of reduced depreciation expense.

Traffic commissions
(z)	Traffic commissions

Traffic commissions are expensed in the consolidated income statement when the transportation is provided and the related revenue is recognised. Traffic commissions for transportation not yet provided are recorded on the consolidated statement of financial position as prepaid expense.

Maintenance and overhaul costs
(aa)	Maintenance and overhaul costs

Routine maintenance, repairs and overhauls are charged to consolidated income statement as and when incurred.

In respect of owned and finance leased aircraft, components within the aircraft subject to replacement during major overhauls are depreciated over the average expected life between major overhauls. When each major overhaul is performed, its cost is recognised in the carrying amount of property, plant and equipment and is depreciated over the estimated period between major overhauls. Any remaining carrying amount of cost of previous major overhaul is derecognised and charged to consolidated income statement.

In respect of aircraft held under operating leases, the Group has responsibility to fulfil certain return conditions under relevant lease agreements. In order to fulfil these return conditions, major overhauls are required to be conducted. Accordingly, estimated costs of major overhauls are accrued and charged to the consolidated income statement over the estimated overhaul period. Differences between the estimated costs and the actual costs of overhauls are charged to consolidated income statement in the period when the overhaul is performed.

Borrowing costs
(ab)	Borrowing costs

General and specific borrowing costs directly attributable to the acquisition, construction or production of qualifying assets, which are assets that necessarily take a substantial period of time to get ready for their intended use or sale, are added to the cost of those assets, until such time when substantially all the activities necessary to prepare the qualifying asset for its intended use or sale are interrupted or complete.

Investment income earned on the temporary investment of specific borrowings pending their expenditure on qualifying assets is deducted from the borrowing costs eligible for capitalisation.

All other borrowing costs are recognised in profit or loss in the period in which they are incurred.

Borrowing costs include interest expense, finance charges in respect of finance leases and exchange differences arising from foreign currency borrowings to the extent that they are regarded as an adjustment to interest costs.

Employee benefits
(ac)	Employee benefits

(i)	Short-term employee benefits and contributions to defined contribution retirement schemes

Salaries, annual bonuses and contributions to defined contribution retirement schemes are accrued in the year in which the associated services are rendered by employees. Where payment or settlement is deferred and the effect would be material, these amounts are stated at their present values.

(ii)	Termination benefits

Termination benefits are recognised when, and only when, the Group demonstrably commits itself to terminate employment or to provide benefits as a result of voluntary redundancy by having a detailed formal plan which is without realistic possibility of withdrawal.

Translation of foreign currencies
(ad)	Translation of foreign currencies

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (“the functional currency”). The consolidated financial statements are presented in Renminbi, which is the Company’s functional and the Group’s presentation currency.

Foreign currencies transactions during the year are translated into Renminbi at the applicable rates of exchange quoted by the People’s Bank of China (“PBOC”) prevailing at the transaction dates. Monetary assets and liabilities denominated in foreign currencies are translated into Renminbi at the PBOC exchange rates prevailing at the end of the reporting period. Exchange gains and losses are recognised in profit or loss.

Non-monetary assets and liabilities that are measured in terms of historical cost in a foreign currency are translated into Renminbi at the PBOC exchange rates prevailing at the transaction dates. The transaction date is the date on which the Group initially recognises such non-monetary assets or liabilities. Non-monetary assets and liabilities denominated in foreign currencies that are stated at fair value are translated into Renminbi at the PBOC exchange rates prevailing at the dates the fair value was determined.

The results of foreign operations are translated into Renminbi at the PBOC exchange rates approximating the foreign exchange rates prevailing at the dates of the transactions. Statement of financial position items are translated into Renminbi at the PBOC exchange rates prevailing at the end of the reporting period. The resulting exchange differences are recognised in other comprehensive income and accumulated separately in equity in the exchange reserve.

Related parties
(ae)	Related parties

(a)	A person, or a close member of that person’s family, is related to the Group if that person:

(i)	has control or joint control over the Group;

(ii)	has significant influence over the Group; or

(iii)	is a member of the key management personnel of the Group or the Group’s parent.

(b)	An entity is related to the Group if any of the following conditions applies:

(i)	The entity and the Group are members of the same group (which means that each parent, subsidiary and fellow subsidiary is related to the others).

(ii)	One entity is an associate or joint venture of the other entity (or an associate or joint venture of a member of a group of which the other entity is a member).

(iii)	Both entities are joint ventures of the same third party.

(iv)	One entity is a joint venture of a third entity and the other entity is an associate of the third entity.

(v)	The entity is a post-employment benefit plan for the benefit of employees of either the Group or an entity related to the Group.

(vi)	The entity is controlled or jointly controlled by a person identified in (a).

(vii)	A person identified in (a)(i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity).

(viii)	The entity, or any member of a group of which it is a part, provides key management personnel services to the Group or to the Group’s parent.

Close members of the family of a person are those family members who may be expected to influence, or be influenced by, that person in their dealings with the entity.

Segment reporting
(af)	Segment reporting

Operating segments, and the amounts of each segment item reported in the financial statements, are identified from the financial information provided regularly to the Group’s most senior executive management, who is the chief operating decision maker, for the purposes of allocating resources to, and assessing the performance of, the Group’s various lines of business and geographical locations.

Individually material operating segments are not aggregated for financial reporting purposes unless the segments have similar economic characteristics and are similar in respect of the nature of products and services, the nature of production processes, the type or class of customers, the methods used to distribute the products or provide the services, and the nature of the regulatory environment. Operating segments which are not individually material may be aggregated if they share a majority of these criteria.